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                                                                    EXHIBIT 23.2



                                                            [LOGO]
                                                                 ARTHUR ANDERSEN




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use in this registration statement on Form F-4 of IFCO Systems N.V. of our report for PalEx, Inc. dated March 10, 2000, and to all references to our firm included in this registration statement.



                                        /s/ Arthur Andersen LLP

Tampa, Florida
July 10, 2000